SIT MUTUAL FUNDS

                                   BOND FUNDS

                               QUARTERLY REPORT

                               DECEMBER 31, 2000




                                MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND

                                    BOND FUND






                      [LOGO] SIT INVESTMENT ASSOCIATES
                             -------------------------
                                 SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                           BOND FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

A Look at Sit Mutual Funds                                                    2

Chairman's Letter                                                             3

Performance Review                                                            4

FUND REVIEWS

         Money Market Fund                                                    6

         U.S. Government Securities Fund                                      8

         Tax-Free Income Fund                                                10

         Minnesota Tax-Free Income Fund                                      12

         Bond Fund                                                           14




         This document must be preceded or accompanied by a Prospectus.

[LOGO] -------------------------------------------------------------------------


                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $9.6 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
          *    Free telephone exchange
          *    Dollar-cost averaging through an automatic investment plan
          *    Electronic transfer for purchases and redemptions
          *    Free checkwriting privileges on bond funds
          *    Retirement accounts including IRAs and 401(k) plans


                              SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

[PHOTO]  SIT MUTUAL FUNDS
         QUARTER ENDED DECEMBER 31, 2000
         ---------------------------------------------------------------- [LOGO]
         CHAIRMAN'S LETTER

   The U.S. economy slowed rapidly in the last half of 2000 in response to the Federal Reserve's stringent monetary policies, high energy costs and the absence of the Y2K-related stimulative effects that benefited 1999. The volatility in the equity markets for most of 2000 along with the visible slowdown in the economy in the latter part of the year led to strong Treasury market returns as investors sought safety. On January 3rd, 2001, the Fed decreased the federal funds rate by 50 basis points, clearly acknowledging its concern regarding the slowdown. With Treasury yields not expected to decline as much in 2001 as they did in 2000, bond market performance in the coming year is unlikely to match that of last year.

ECONOMIC OVERVIEW
   We believe that economic growth in the U.S. will slow significantly in the first two quarters of 2001 but pick up in the second half of the year, for an annual GDP growth rate of less than +2.5%, or about half that experienced in 2000. Our GDP estimate is based on assumptions in four areas. First, consumer spending, representing about two-thirds of GDP, is expected to decelerate from above +5.0% growth in most of 1999 and 2000 to +3.3% growth in the fourth quarter of 2000 and remain subdued through the first half of 2001. Second, nonresidential fixed spending, which represents 15% of GDP, is expected to slow as equipment and software spending declines. Third, net exports will continue their positive trend, gradually becoming less negative. Fourth, government spending is expected to increase given the current budgetary surpluses and intended spending programs. We do not foresee a recession in the first half of 2001 without some type of external shock, and we do foresee growth accelerating in the second half of the year due to expected continued Fed easing actions and perhaps a retroactive tax cut. By the end of the year, real growth in the +3.5% range should be visible and 2001 should experience the tenth year in a row of better than +2.0% economic growth.
   Along with our lower GDP forecast, we expect lower inflation, with the Consumer Price Index (CPI) averaging less than +3.0% in 2001 versus +3.4% in 2000. These projections assume OPEC countries are intent on managing the price of oil within their basket's targeted $22 to $28 per barrel range, combined with slower economic growth.
   President Bush is expected to pursue the agenda on which he campaigned, including a moderate amount of tax cuts. Even with a slowing economy, the federal budget surpluses are expected to remain large and will enable spending, tax cuts and debt repayment plans to be accomplished. The December 28th Clinton administration's long-term surplus projections showed another increase for the 10 years ending in fiscal 2011 to $5.0 trillion including Social Security and $1.9 trillion without it.

STRATEGY SUMMARY
   The signs of slowing in the U.S. economy have become more evident in recent weeks, a viewpoint that was supported by the Fed's surprising 50 basis point cut in the federal funds rate target to 6.00% on January 3rd, 2000, accompanied by language that the committee was concerned about economic weakness. We expect an additional 50 to 100 basis point reduction in short-term rates over the first half of 2001. We believe these significant actions, coupled with fiscal policy changes, will be sufficient to contain the economic contraction to modest proportions and that the economy will be reaccelerating by the second half of 2001.
   In the second half of 2000, a slowing economy, combined with the decrease in Treasury yields, caused yield spreads between corporate bonds and Treasuries to widen to historic levels. As a result, our taxable bond funds increased their weightings in high quality non-Treasury securities, as we believe the higher yields, combined with the expected narrowing in spreads, will provide substantial outperformance relative to Treasuries. Our taxable bond funds are also positioned to benefit from an expected steepening of the yield curve.
   Municipal securities remain very attractively valued compared to Treasury securities but continue to look rich relative to other sectors of the taxable bond market. The hospital sector continues to offer attractive opportunities on a selective credit basis, as yield spreads are at the wide end of their historical range. We intend to maintain our weighting in the hospital sector going into 2001 and will look for opportunities to reduce exposure to this sector and to other lower-rated credits as interest rates decline and yield spreads narrow.
   We appreciate your continued interest in the Sit Mutual Funds and look forward to helping you achieve your long-term investment goals.




With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
QUARTER ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - BOND FUNDS

   The Federal Reserve raised the federal funds rate by 100 basis points in the first half of 2000 to 6.50%, which was 1.75% higher than in June 1999. In the second half of 2000, the Fed kept short-term rates unchanged until it unexpectedly lowered rates by 0.50% on January 3, 2001. It is expected that additional cuts could total 0.50% to 1.00%.
   The U.S. Treasury bond market exhibited two distinct moves during 2000. The first occurred in late January 2000 when the U.S. Treasury clarified its intentions to buy back long U.S. Treasury bonds. Together, the buybacks, which resulted in lower longer-term yields, and the increases in short-term rates inverted the Treasury yield curve. The second move was made near the end of 2000, as the Treasury yield curve became less inverted. Continued stock market volatility and signs of a slowing economy led to expectations of Federal Reserve interest rate cuts. These conditions strengthened demand for Treasuries appreciably. During the fourth quarter, yields declined between 31 and 88 basis points, with the largest declines occurring in the 2- and 5-year maturities, propelling the Treasury sector to the highest returns in the bond market for the year. The +13.5% return for Treasuries was more than 4 percentage points higher than that of corporate bonds. The slowing economy, numerous and substantial earnings warnings from major corporations, and increasing credit concerns caused corporate spreads to widen to historic levels. The mortgage and asset-backed sectors also underperformed Treasuries. While they do not have the credit risk of corporate securities, their shorter durations did not provide the price appreciation of the Treasury market.
   Municipal bond yields followed Treasury yields lower during 2000, as the Bond Buyer 40-Bond Index fell 35 basis points in the fourth quarter, and 75 basis points for the year, to a year end low of 5.47%. The decline in yields was fairly evenly distributed across the municipal curve. Among revenue sectors, healthcare posted some of the strongest returns, partially reversing 1999's underperformance. Housing lagged in 2000, reflecting the sector's more stable price characteristics. During the first part of the year, quality spreads widened significantly in the municipal market, but have now begun to narrow, as diminished supply and the decrease in rates left investors reaching for the higher yields offered by lower quality bonds.


                                               1991           1992
                                              -------------------------
SIT MONEY MARKET FUND (1)                      --             --
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND               12.87%          5.43%
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                       9.25           7.71
-----------------------------------------------------------------------
SIT MINNESOTA TAX-FREE
    INCOME FUND                                --             --
-----------------------------------------------------------------------
SIT BOND FUND                                  --             --
-----------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL INDEX               --             --
LEHMAN INTER. GOVERNMENT BOND INDEX           14.11           6.93
LEHMAN 5-YEAR MUNICIPAL BOND INDEX            11.41           7.62
LEHMAN AGGREGATE BOND INDEX                    --             --

                                             NASDAQ
                                             SYMBOL        INCEPTION
                                             ------        ---------
SIT MONEY MARKET FUND                        SNIXX         11/01/93
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND              SNGVX         06/02/87
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                     SNTIX         09/29/88
-----------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND           SMTFX         12/01/93
-----------------------------------------------------------------------
SIT BOND FUND                                SIBOX         12/01/93
-----------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL INDEX                           11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                        05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                         09/30/88
LEHMAN AGGREGATE BOND INDEX                                11/30/93

(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2)  Period from Fund inception through calendar year-end.
(3) Based on the last 12 monthly distributions of net investment income and average NAV as of 12/31/00.
(4) Figure represents 7-day compound effective yield. The 7-day simple yield as of 12/31/00 was 6.15%.
(5) For individuals in the 28%, 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 7.53%, 7.86%, 8.47% and 8.97%, respectively (Income subject to state tax, if any).

------------------------------------------------------------------------- [LOGO]

  TOTAL RETURN - CALENDAR YEAR
                                                                                  YIELD
                                                                     YTD          AS OF   DISTRIBUTION
  1993       1994      1995     1996     1997     1998      1999     2000       12/31/00     RATE(3)
--------------------------------------------------------------------------      ----------------------
  0.46%(2)   3.84%     5.58%    5.08%    5.22%    5.17%     4.79%    6.03%        6.34%(4)
------------------------------------------------------------------------------------------------------
  7.34       1.77     11.50     4.99     8.19     6.52      1.37     9.15         6.30        6.26%
------------------------------------------------------------------------------------------------------
 10.42      -0.63     12.86     5.69     9.87     6.29     -4.01     8.32         5.42(5)     5.32
------------------------------------------------------------------------------------------------------

  1.60(2)    0.63     11.90     5.89     8.19     6.14     -3.82     8.09         5.59(6)     5.35
------------------------------------------------------------------------------------------------------
  0.34(2)   -1.31     16.83     4.25     9.44     6.52     -0.34     9.25         6.87        6.67
------------------------------------------------------------------------------------------------------

  0.53(2)    4.47      5.98     5.27     5.32     5.01      4.88     6.16
  8.17      -1.75     14.41     4.06     7.72     8.49      0.49    10.47
  8.73      -1.28     11.65     4.22     6.38     5.84      0.74     7.72
  0.54(2)   -2.92     18.47     3.63     9.65     8.69     -0.82    11.63


                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                               PERIODS ENDED DECEMBER 31, 2000
         TOTAL RETURN                  --------------------------------------------------
   QUARTER         SIX MONTHS                                                     SINCE
ENDED 12/31/00   ENDED 12/31/00          1 YEAR      5 YEARS      10 YEARS      INCEPTION
-------------------------------        --------------------------------------------------
    1.52%             3.10%              6.03%        5.26%         --           5.04%
------------------------------------------------------------------------------------------------------
    3.42              5.69               9.15         6.01          6.85%        7.68
------------------------------------------------------------------------------------------------------
    2.79              5.44               8.32         5.12          6.46         6.73
------------------------------------------------------------------------------------------------------
    2.65              5.23               8.09         4.80          --           5.34
------------------------------------------------------------------------------------------------------
    3.84              6.96               9.25         5.76          --           6.19
------------------------------------------------------------------------------------------------------

    1.56              3.14               6.16         5.33          --           5.22
    3.97              6.75              10.47         6.19          7.19         7.72
    2.77              4.79               7.72         4.95          6.23         6.50
    4.21              7.35              11.63         6.46          --           6.68

(6) For Minnesota residents in the 28%, 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 8.44%, 8.81%, 9.49% and 10.06%, respectively (Assumes the maximum Minnesota tax bracket of 8.0%). Investment income in Sit Minnesota Tax-Free Income Fund may be subject to the federal alternative minimum tax.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]  SIT MONEY MARKET FUND
         QUARTER ENDED DECEMBER 31, 2000
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         PAUL J. JUNGQUIST, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Money Market Fund provided investors with a +1.5% return for the three months ended December 31, 2000, compared to a +1.5% average return for the Lipper Analytical Services, Money Market Fund universe. The Fund's performance ranked 90th of 379 funds in its Lipper peer group category for the fourth quarter of 2000. For the 1-, 3-, 5-year, and since inception periods ended December 31, 2000, the Fund's performance ranked 79th of 362 funds, 61st of 291 funds, 54th of 247 funds and 44th of 179 funds, respectively, in its Lipper peer group. As of December 31, 2000, the Fund's 7-day compound yield was 6.34% and its average maturity was 23 days, compared to 6.32% and 27 days, respectively, at September 30, 2000.
   The Federal Reserve held the federal funds rate during the past quarter at 6.50%, but lowered the rate by 0.50% on January 3, 2001 in response to visibly slower economic growth, stabilizing inflation and weakening labor markets. Three-month Treasury bill yields decreased over the past quarter from 6.19% on September 30th to 5.89% on December 29th, but ranged as high as 6.43% in early November and a low of 5.26% on December 22. Current yield levels imply that the market is expecting additional easing by the Fed in the first quarter of 2001. Indeed, many investors now feel the Fed will ease an additional 1.00% by mid-summer. Given the expected slowdown in the economy, we also believe the Fed will continue easing in the first half of 2001. Thus, the Fund anticipates increasing its average maturity to 30 days over the near term.
   The Fund has produced competitive returns by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. As domestic economic activity slows from a very strong level, we do not foresee a significant impact on the short-term creditworthiness of top tier commercial paper issuers in general. However, certain issuers have experienced some liquidity challenges over the past few months and more may follow in the first half of 2001. We will increase our vigilance as market conditions warrant. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we hope to add top tier credits in the financial services, telecommunications and basic industries to our list of permissible holdings.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                PORTFOLIO SUMMARY

                Net Asset Value   12/31/00:     $1.00 Per Share
                                   9/30/00:     $1.00 Per Share

                          Total Net Assets:   $130.51 Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Diversified Finance    20.9
                                     Energy    16.8
                      Consumer Loan Finance    15.6
                       Captive Auto Finance     7.3
                     Captive Equip. Finance     6.5
                                  Insurance     6.1
                      Consumer Non-Durables     4.6
                          Auto Manufacturer     4.6
                              Capital Goods     4.6
                     Sectors 4.5% and Under    10.4
                  Cash and Other Net Assets     2.6

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                          AVERAGE ANNUAL TOTAL RETURNS*

                    SIT MONEY       3-MONTH         LIPPER
                     MARKET      U.S. TREASURY       MONEY
                      FUND           BILL         MARKET AVG.
                    ---------    -------------    -----------

3 Month**             1.52%          1.56%            1.47%
6 Month               3.10           3.14              n/a
1 Year                6.03           6.16             5.70
3 Year                5.33           5.35             5.02
5 Year                5.26           5.33             4.99
Inception             5.04           5.22             4.86
  (11/1/93)


                            CUMULATIVE TOTAL RETURNS*

                    SIT MONEY       3-MONTH         LIPPER
                     MARKET      U.S. TREASURY       MONEY
                      FUND           BILL         MARKET AVG.
                    ---------    -------------    -----------

1 Year                6.03%          6.16%            5.70%
3 Year               16.84          16.93            15.84
5 Year               29.19          29.63            27.62
Inception            42.28          44.06            40.52
  (11/1/93)


*AS OF 12/31/00.                                               **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/93) and held until 12/31/00 would have grown to $14,228 in the Fund or $14,406 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                    LOWER OF MOODY'S, S&P,
                                                    FITCH OR DUFF & PHELPS
                                                         RATINGS USED.

                                   [PIE CHART]

                              First Tier Securities
                                      100%

                                          First Tier Securities   100%
                                          Second Tier Securities    0%

[PHOTO]  SIT U.S. GOVERNMENT SECURITIES FUND
         QUARTER ENDED DECEMBER 31, 2000
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit U.S. Government Securities Fund provided investors with a +3.4% return for the 3 months ended December 31, 2000, compared to a +4.0% return for the Lehman Intermediate Government Bond Index. For the 12 months ending December 31, the Fund's total return was +9.2% versus +10.5% for the Lehman Index. The Fund holds a 5-star overall rating by Morningstar in the taxable bond category, which includes 1,769 funds as of December 31, 2000.
   U.S. Treasury yields fell sharply during the fourth quarter. Specifically, 2-year and 5-year maturity Treasury yields, which declined the most, fell 0.88% to yield 5.09% and 4.97%, respectively, at year-end. The significant movement in interest rates reflected a dramatic shift in investors' economic expectations from moderating economic growth to a very slow growth environment and the possibility of a recession. The Fund's longer duration U.S. Treasury holdings provided the highest return last quarter as the decline in yields caused them to appreciate significantly in price. The Fund's collateralized mortgage obligations (CMOs) also provided strong returns. The Fund's government agency mortgage pass-through holdings experienced the least amount of price appreciation, yet still provided nearly +3% of return for the fourth quarter.
   Investment activity for the period included reinvesting cash flows into seasoned high coupon agency mortgage pass-through securities that have very stable prepayment levels. Treasury Inflation Protected Securities (TIPS) were also purchased during the period to take advantage of monthly spikes in inflation rates. The principal of these securities increases at the rate of CPI while also paying a fixed coupon. The TIPS were sold late in the quarter as the monthly inflation rates declined substantially. As oil prices remain volatile, monthly inflation will likely fluctuate and we expect future investment opportunities in TIPS.
   The significant decline in yields has continued into the new year, aided by the Federal Reserve's surprise move to lower short-term interest rates by 0.50% on January 3rd. Looking ahead, we are forecasting slower economic growth at least through the first half of 2001, along with further easing by the Federal Reserve. We expect government securities that offer high levels of current income, such as mortgage pass-throughs and CMOs, to provide the most attractive total return opportunities for the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation
(FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                                PORTFOLIO SUMMARY

                Net Asset Value   12/31/00:    $10.48 Per Share
                                   9/30/00:    $10.29 Per Share
                          Total Net Assets:   $140.05 Million
                          30-day SEC Yield:      6.30%
                12-Month Distribution Rate:      6.26%
                          Average Maturity:     15.0 Years
                        Effective Duration:      3.2 Years(2)

(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

         Collateralized Mortgage Obligations   32.1
                           GNMA Pass-Through   31.4
                          FHLMC Pass-Through   14.6
                           FNMA Pass-Through   13.0
                               U.S. Treasury    6.4
                     Cash & Other Net Assets    2.5

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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT
                    U.S. GOV'T.       LEHMAN         LIPPER
                    SECURITIES    INTER. GOV'T.    U.S. GOV'T.
                       FUND        BOND INDEX       FUND AVG.
                    ----------    -------------    -----------

3 Month**               3.42%         3.97%           4.59%
6 Month**               5.69          6.75             n/a
1 Year                  9.15         10.47           11.77
5 Year                  6.01          6.19            5.41
10 Year                 6.85          7.19            7.01
Inception               7.68          7.72            7.38
   (6/2/87)


                            CUMULATIVE TOTAL RETURNS*

                        SIT
                    U.S. GOV'T.       LEHMAN         LIPPER
                    SECURITIES    INTER. GOV'T.    U.S. GOV'T.
                       FUND        BOND INDEX       FUND AVG.
                    ----------    -------------    -----------


1 Year                  9.15%        10.47%          11.77%
5 Year                 33.87         35.00           30.11
10 Year                94.03        100.30           96.85
Inception             173.49        174.86          163.18
    (6/2/87)


*AS OF 12/31/00.                                               **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(1)Morningstar proprietary ratings reflect historical risk-adjusted performance through 6/30/99. These ratings are subject to change monthly and are calculated from the fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive 5 stars. In the taxable bond category, Sit U.S. Government Securities Fund received a 5-star rating for the 3-, 5-, and 10-year periods out of 1684, 1287, and 381 funds respectively.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (6/2/87) and held until 12/31/00 would have grown to $27,349 in the Fund or $27,486 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

                                                  The Adviser's estimates of
                                                  the dollar weighted average
                                                  life of the portfolio's
                                                  securities, which may vary
                                                  from their stated maturities.

                                  [BAR CHART]

                            0 - 1 Year         2.1%
                            1 - 5 Years       73.0%
                            5 - 10 Years      23.8%
                            10 - 20 Years      1.1%
                            20+ Years            0%

[PHOTO]  SIT TAX-FREE INCOME FUND
         QUARTER ENDED DECEMBER 31, 2000
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

   Municipal bond yields peaked in mid-January and then generally declined throughout the rest of the year, reaching lows at year-end. Intermediate municipal yields, as measured by the Lehman Brothers 5-Year Municipal Bond Index, declined by 60 basis points to 4.27%. The sharpest decline occurred during the fourth quarter when the 5-Year Index yield fell 38 basis points, as investors' expectations focused on the prospects for slowing economic growth and a shift in Federal Reserve policy toward lower short-term interest rates. The decline in interest rates was the primary factor leading to the $0.14 per share rise in the Fund's net asset value during the fourth quarter. This increase in net asset value provided half of the Fund's quarterly total return of +2.8%.
   Net redemptions were typical for bond mutual funds during 2000, as investors shifted investments to equity funds. Because the Fund experienced net redemptions, it was able to counter the effects of lower interest rates by selling lower-yielding investments and, thus, increase its distribution rate. Fund dividend payments in the fourth quarter totaled $0.1282 per share, up from $0.1253 in the third quarter and nearly unchanged from $0.1284 during the first quarter of the year.
   The Fund did not make substantial shifts in portfolio structure weightings during the quarter. Weightings in both the other revenue sector and the education sector increased 0.6% to 12.4% and 6.6%, respectively, while the single-family housing sector declined by 1%. Both the multifamily housing sector and the industrial revenue sector earned returns that lagged the Fund's overall return by more than 1% during the fourth quarter and by more than 1.5% for the full year. Positive incremental returns of 2.5% or more for the quarter and 3.5% for the year can be attributed to the Fund's investments in the education, escrowed-to-maturity/pre-refunded, and general obligation sectors. Strong incremental returns for the full year of over 3% were also earned by the Fund's investments in closed-end mutual funds and in the public facility sector.
   We expect the Federal Reserve to further reduce short-term interest rates and economic growth to slow well into the summer of this year. These trends are expected to be accompanied by lower bond yields and further appreciation in the Fund's per share net asset value. The Fund is positioned to take advantage of narrowing incremental yield spreads between "AAA" rated bonds and "A" or "BBB" rated bonds, which predominate the Fund's holdings, while remaining focused on maturities in the 8-15 year range.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities.
     Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase. The Adviser does not intend to invest in securities that generate interest income treated as a tax preference for alternative minimum taxable income purposes.


                                PORTFOLIO SUMMARY

              Net Asset Value   12/31/00:     $9.81 Per Share
                                 9/30/00:     $9.67 Per Share

                        Total Net Assets:   $494.72 Million
                        30-day SEC Yield:      5.42%
                    Tax Equivalent Yield:      8.97%(1)
              12-Month Distribution Rate:      5.32%
                        Average Maturity:     16.6 Years
         Duration to Estimated Avg. Life:      7.2 Years(2)
                        Implied Duration:      7.8 Years(2)

(1) For individuals in the 39.6% federal tax bracket.
(2) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                     Multifamily Mortgage Revenue   31.3
                     Hospital/Health Care Revenue   25.1
                                    Other Revenue   12.4
                   Single Family Mortgage Revenue   10.1
                           Education/Student Loan    6.6
                          Closed-End Mutual Funds    5.3
                               Sectors Under 2.0%    7.7
                          Cash & Other Net Assets    1.5

----------------------------------------------------------------------- [LOGO]


                          AVERAGE ANNUAL TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE       LEHMAN         GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------

3 Month**               2.79%         2.77%          4.20%
6 Month**               5.44          4.79            n/a
1 Year                  8.32          7.72          10.83
5 Year                  5.12          4.95           4.66
10 Year                 6.46          6.23           6.68
Inception               6.73          6.50           6.98
   (9/29/88)


                            CUMULATIVE TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE        LEHMAN        GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------

1 Year                   8.32%         7.72%        10.83%
5 Year                  28.33         27.32         25.58
10 Year                 87.02         82.95         90.94
Inception              122.21        116.34        128.61
  (9/29/88)


*AS OF 12/31/00.                                               **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 12/31/00 would have grown to $22,221 in the Fund or $21,634 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                   LOWER OF MOODY'S, S&P,
                                                   FITCH OR DUFF & PHELPS
                                                        RATINGS USED.

                                  [PIE CHART]

                                          A   25.2%
                                         AA   15.4%
                                        AAA   17.8%
               Other Assets and Liabilities    1.5%
                              Less than BBB    3.1%
                                        BBB   37.0%     Total number of
                                                        holdings: 377

[PHOTO]  SIT MINNESOTA TAX-FREE INCOME FUND
         QUARTER ENDED DECEMBER 31, 2000
         -----------------------------------------------------------------------
         SENIOR PORTFOLIO MANAGERS
         MICHAEL C. BRILLEY * DEBRA A. SIT, CFA * PAUL J. JUNGQUIST, CFA

   The Fund provided investors with a +2.7% return for the fourth quarter of 2000 compared to a +2.8% return for the Lehman 5-Year Municipal Bond Index and a +4.2% average return for the Lipper Analytical Services, Inc. Minnesota Municipal Bond Fund universe. The Fund's performance ranks 4th of 24 funds in its Lipper peer group category since its inception. As of December 31, 2000, the Fund's 30-day SEC yield was 5.59% and its 12-month distribution rate was 5.35%, compared to 5.71% and 5.41%, respectively, at September 30, 2000.
   Municipal bond yields decreased throughout the quarter, the result of a decline in the general level of interest rates as well as diminished supply. Intermediate yields, as measured by the Lehman 5-Year Municipal Bond Index, fell 38 basis points during the quarter. This decline in yields was the primary reason for the $0.13 per share increase in the Fund's net asset value during the quarter, accounting for almost half of the Fund's total return. The Fund's yield and distribution rate held up remarkably well given the declining interest rate environment and the net redemptions experienced by the Fund.
   The Fund's most significant sector shifts during the quarter included reduced emphasis on healthcare securities and a slight increase in cash. Healthcare performance is improving but has still lagged that of other sectors in Minnesota. The Fund remains overweighted in healthcare, and should benefit from improved fundamentals in the coming year. The Fund's largest sector weighting continues to be in multifamily housing, which provided strong returns over the past quarter. We anticipate that this sector will continue its solid performance in the coming year.
   Our economic forecast anticipates significantly slower GDP growth in the first half of 2001, accompanied by additional short-term interest rate reductions by the Federal Reserve. These trends should produce even lower bond yields and result in further appreciation in the Fund's per share net asset value. Demand should increase for lower-rated and non-rated bonds as investors reach for yield in this declining interest rate environment. The Fund is positioned to take advantage of this environment given its emphasis on lower-rated and non-rated bonds. Investment of new cash flows will be focused on maturities in the 6-15 year range.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
     The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.


                                PORTFOLIO SUMMARY

                Net Asset Value   12/31/00:      $9.94 Per Share
                                   9/30/00:      $9.81 Per Share
                          Total Net Assets:    $173.31 Million
                          30-day SEC Yield:       5.59%
                      Tax Equivalent Yield:      10.06%(1)
                12-Month Distribution Rate:       5.35%
                          Average Maturity:      16.4 Years
           Duration to Estimated Avg. Life:       7.0 Years(2)
                          Implied Duration:       7.6 Years(2)

(1) For individuals in the 39.6% federal tax and 8.0% MN tax brackets.
(2) See next page.

                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                    Multifamily Mortgage Revenue   38.4
                    Hospital/Health Care Revenue   21.8
                  Single Family Mortgage Revenue    8.9
                             Other Revenue Bonds    6.2
            Industrial Revenue/Pollution Control    4.1
                              Sectors Under 4.0%   13.2
                         Cash & Other Net Assets    7.4

----------------------------------------------------------------------- [LOGO]


                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT            LEHMAN         LIPPER
                  MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                  INCOME FUND     BOND INDEX       FUND AVG.
                  -----------    ------------    -------------

3 Month**             2.65%          2.77%           4.19%
6 Month**             5.23           4.79             n/a
1 Year                8.09           7.72           10.36
3 Year                3.33           4.72            3.73
5 Year                4.80           4.95            4.53
Inception             5.34           5.11            4.85
   (12/1/93)


                            CUMULATIVE TOTAL RETURNS*

                      SIT            LEHMAN         LIPPER
                  MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                  INCOME FUND     BOND INDEX       FUND AVG.
                  -----------    ------------    -------------

1 Year                8.09%          7.72%          10.36%
3 Year               10.34          14.84           11.61
5 Year               26.40          27.32           24.83
Inception            44.62          42.38           39.89
   (12/1/93)


*AS OF 12/31/00.                                               **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 12/31/00 would have grown to $14,462 in the Fund or $14,238 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                        LOWER OF MOODY'S,
                                                      S&P, FITCH OR DUFF &
                                                      PHELPS RATINGS USED.

                                  [PIE CHART]

                                      A   13.5%           ASSESSMENT OF
                                     AA   14.3%             NON-RATED
                                    AAA   14.1%            SECURITIES
             Other Assets & Liabilities    7.4%
                              Non-Rated   41.8%            AAA    2.5%
                          Less Than BBB    0.6%             AA    1.1
                                    BBB    8.3%              A    2.5
                                                           BBB   22.1
                                                            BB   12.7
                                                             B    0.9
                                                           ----------
                                                           TOTAL 41.8%

[PHOTO]  SIT BOND FUND
         QUARTER ENDED DECEMBER 31, 2000
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Bond Fund provided investors with a +3.8% return for the three months ended December 31, 2000, compared to a +3.7% return for the Lipper Intermediate Investment Grade Bond Fund Average Index. The Fund's average annual total return since inception of +6.2% exceeds the +5.8% return of the Lipper peer group average. This ranks the Fund 24th of the 98 funds comprising the Lipper Average.
   U.S. Treasury yields fell sharply during the fourth quarter. Specifically, 2-year and 5-year maturity Treasury yields, which declined the most, fell 0.88% to yield 5.09% and 4.97%, respectively, at year-end. The significant movement in interest rates reflected a dramatic change in investors' economic expectations from moderating economic growth to a very slow growth environment and the possibility of a recession. Consequently, lower quality corporate bonds performed poorly as investors worried about the greater likelihood of default. The Fund's corporate holdings have an average quality rating of "A" and provided nearly +3% return last quarter. The Fund's "AAA"-rated asset-backed and collateralized mortgage obligations (CMOs) provided even stronger returns. The Fund's longer duration U.S. Treasury holdings provided the highest return as the decline in yields caused them to appreciate significantly in price. The Fund's government agency mortgage pass-through holdings experienced the least amount of price appreciation and earned the most income return to provide a +3% total return for the fourth quarter.
   Investment activity for the period consisted of increasing the Fund's weighting in high quality corporates and CMOs and reducing the Fund's weighting in U.S. Treasuries. This shift was made to take advantage of the historically wide yield spreads available in most sectors. Specifically, most of the bonds purchased last quarter provided yields 2.0% to 3.0% higher than comparable maturity U.S. Treasury bonds.
   The significant decline in yields has continued into the new year, aided by the Federal Reserve's surprise move to lower short-term interest rates by 0.50% on January 3rd. Looking ahead, we are forecasting slower economic growth at least through the first half of 2001 along with further easing by the Federal Reserve. We intend to keep the Fund's duration at or slightly above its benchmark and expect highly rated securities in the corporate bond, asset-backed and CMO sectors to provide the most attractive return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund pursues this objective by investing in a diversified portfolio of fixed-income securities.
     The Fund will pursue its objective by investing in a diversified portfolio or fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                PORTFOLIO SUMMARY

              Net Asset Value   12/31/00:     $ 9.67 Per Share
                                 9/30/00:     $ 9.47 Per Share
                        Total Net Assets:     $13.09 Million
                        30-day SEC Yield:       6.87%
              12-Month Distribution Rate:       6.67%
                        Average Maturity:      18.8 Years
                      Effective Duration:       5.1 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                           Corporate Bonds & Notes   38.8
                           Asset-Backed Securities   23.5
                             Mortgage Pass Through   15.8
               Collateralized Mortgage Obligations   10.3
                                     U.S. Treasury    4.6
                           Closed-End Mutual Funds    4.2
                                    Federal Agency    0.7
                           Cash & Other Net Assets    2.1

----------------------------------------------------------------------- [LOGO]


                          AVERAGE ANNUAL TOTAL RETURNS*

                                                LIPPER INTER.
                       SIT          LEHMAN       INVESTMENT
                      BOND        AGGREGATE      GRADE BOND
                      FUND       BOND INDEX       FUND AVG.
                      ----       ----------       ---------

3 Month**             3.84%         4.21%           3.68%
6 Month**             6.96          7.35             n/a
1 Year                9.25         11.63            9.78
3 Year                5.06          6.36            5.30
5 Year                5.76          6.46            5.48
Inception             6.19          6.68            5.76
   (12/1/93)


                            CUMULATIVE TOTAL RETURNS*

                                                LIPPER INTER.
                       SIT          LEHMAN       INVESTMENT
                      BOND        AGGREGATE      GRADE BOND
                      FUND       BOND INDEX       FUND AVG.
                      ----       ----------       ---------

1 Year                9.25%         11.63%           9.78%
3 Year               15.97          20.33           16.77
5 Year               32.31          36.73           30.59
Inception            53.08          58.12           48.78
    (12/1/93)


*AS OF 12/31/00.                                               **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 12/31/00 would have grown to $15,308 in the Fund or $15,812 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                         LOWER OF MOODY'S
                                                        OR S&P RATING USED.

                                   [PIE CHART]

                                U.S. Government    4.6%
            Government Agency Backed Securities   16.5%
          Cash and other Assets and Liabilities    2.1%
                                            BBB   19.7%
                                              A   16.7%
                                             AA    4.8%
                                            AAA   35.6%

[LOGO]  ------------------------------------------------------------------------



Directors:
                       Eugene C. Sit, CFA
                       Peter L. Mitchelson, CFA
                       Michael C. Brilley
                       John E. Hulse
                       Sidney L. Jones
                       Donald W. Phillips
                       William E. Frenzel

Director Emeritus:
                       Melvin C. Bahle

Bond Funds Officers:
                       Eugene C. Sit, CFA          Chairman
                       Peter L. Mitchelson, CFA    Vice Chairman
                       Michael C. Brilley          Senior Vice President
                       Debra A. Sit, CFA           Vice President - Investments,
                                                    Assistant Treasurer
                       Bryce A. Doty, CFA(1)       Vice President - Investments
                       Paul J. Jungquist, CFA(2)   Vice President - Investments
                       Michael P. Eckert           Vice President
                       Shelley Shutes              Vice President
                       Michael J. Radmer           Secretary
                       Paul E. Rasmussen           Vice President & Treasurer
                       Carla J. Rose               Assistant Secretary


(1)  Bond and U.S. Government Securities Funds only.
(2)  Money Market Fund and Minnesota Tax-Free Income Fund only.

QUARTERLY REPORT BOND FUNDS

Quarter Ended December 31, 2000


INVESTMENT ADVISER

Sit Investment Associates, Inc.
90 South Seventh Street
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR

SIA Securities Corp.
90 South Seventh Street
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5166


AUDITORS

KPMG LLP
90 South Seventh Street
Suite 4200
Minneapolis, MN 55402


LEGAL COUNSEL

Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, MN 55402



                      [LOGO] SIT INVESTMENT ASSOCIATES
                             -------------------------
                                 SIT MUTUAL FUNDS